PUTNAM
                                                     HIGH YIELD
                                                     TRUST

                              [GRAPHIC OMITTED:
                                  art work]


ANNUAL REPORT
August 31, 1995


                                    [LOGO:
                           BOSTON - LONDON - TOKYO]

PERFORMANCE HIGHLIGHTS

o "Junk-bond funds seem to be getting decidedly less junky. The group has received a lot of attention lately . . . for its improving quality and competitive total returns so far this year."
   -- Dow Jones & Company, 9/19/95

o Putnam High Yield Trust's class A shares earned 4 out of 5 stars from Morningstar for risk-adjusted performance as of 8/31/95. Morningstar is an independent mutual fund rating agency.*

   -----------------------------------------------------------------------------
    FISCAL 1995 RESULTS AT A GLANCE
   -----------------------------------------------------------------------------
                                     CLASS A                      CLASS B
    TOTAL RETURN:                 NAV        POP            NAV           CDSC
   -----------------------------------------------------------------------------
    (change in value during
    period plus reinvested
    distributions)
    12 months ended 8/31/95     10.76%     5.51%          9.88%           4.90%

                                CLASS A          CLASS B           CLASS M
    SHARE VALUE:             NAV        POP         NAV         NAV        POP
   -----------------------------------------------------------------------------
    8/31/94               $12.06     $12.66      $12.03          --        --
    7/3/95 (inception of
    class M shares)           --         --          --      $11.92     $12.32
    8/31/95                12.01      12.61       11.97       12.00      12.40

                                                       RETURN
    DISTRIBUTIONS:           NO.     INCOME        OF CAPITAL(1)         TOTAL
   -----------------------------------------------------------------------------
    Class A                  12      $1.214             0.041           $1.255
    Class B                  12       1.130             0.038            1.168
    Class M                   2       0.196             0.007            0.203

                                          CLASS A                      CLASS B
    CURRENT RETURN:                 NAV              POP                 NAV
   -----------------------------------------------------------------------------
    End of period
    Current dividend rate(2)       9.99%            9.52%                 9.22%
    Current 30-day SEC yield(3)    7.49             7.13                  6.76
   -----------------------------------------------------------------------------

   Data above represent past results and are not indicative of future performance. For performance over longer periods, see pages 8 and 9. Effective 7/3/95, the fund began offering class M shares; performance for these shares is not shown because of the brevity of the reporting period. POP assumes 4.75% maximum sales charge for class A and 3.25% for class M shares. CDSC assumes 5% maximum contingent deferred sales charge. (1)See page 34.
   (2)Income portion of most recent distribution, annualized and divided by NAV or POP at end of period. (3)Based only on investment income, calculated using SEC guidelines.

 * Morningstar rates funds in relation to other funds with similar investment objectives, based on the fund's 3-, 5-, and 10-year average annual returns and adjusted for risk factors and sales charges. Ratings are updated monthly. The 4 star rating for the 3-year period ending 8/31/95 puts the fund in the top 32.5% among all 2,243 hybrid funds rated. For the 3-, 5- and 10-year periods ending 8/31/95 there were 2,243, 1,554 and 703 funds in the hybrid category, respectively. The fund's class A shares received 3 stars for the 3-year period and 4 stars for the 5- and 10-year periods. Class B and M shares are not tracked by Morningstar. Past performance is not indicative of future results.

FROM THE CHAIRMAN

                                                           [GRAPHIC OMITTED:
                                                               Photo of
                                                            George Putnam]
                                                          (C) Karsh, Ottawa

Dear Shareholder:

Putnam Management's forecast for this year called for continued improvement in the bond market. But it certainly did not anticipate the vigor of the advance during the year's first half. Few expect the market to remain as exuberant as it has been so far in 1995, but Edward D'alelio and Jin Ho, Putnam High Yield Trust's managers, believe the advance and the economic recovery still have a way to go.

Ed and Jin expect some near-term consolidation, however, as investors take profits, watch for clearer interest rate trends and assess the effects of the slower economy on corporate earnings growth. They believe prospects are brighter down the road as these and other issues are resolved.

Furthermore, as the election campaign sparks tax-change proposals, anticipation of major reforms that favor saving and investing may spur investor confidence. Such a prospect could help sustain the current market advance even though no meaningful legislation is likely before 1997.

In the following report, Ed and Jin review performance during the fiscal year ended August 31, 1995, and present their outlook for fiscal 1996.

Respectfully yours,

/s/ George Putnam
    George Putnam
    Chairman of the Trustees
    October 18, 1995

REPORT FROM THE FUND MANAGERS
EDWARD D'ALELIO
JIN W. HO

   Just as a sailboat may fall off a bit to steal the competition's wind, investment managers may occasionally settle for slower speeds in order to move ahead over the long term. We commented on such an approach in Putnam High Yield Trust's most recent semiannual report and the last six months have certainly validated our philosophy. The fund lost some ground in the first half of its 1995 fiscal year, but strategic positioning, crew-like teamwork, and faith in the market's resiliency enabled us to complete the year -- which ended August 31, 1995 -- with rewarding results.

   High-yield bonds were the best performing fixed income securities during the past 12 months. As the sector rallied over the spring and summer, the yield of the First Boston High Yield Index dropped by three quarters of a percentage point, from 11.34% at the end of February to 10.58% at the end of August. Since bond prices rise as yields decline, this translated into a total return of 8.96% over that period. The fund's results were close behind: its class A shares gained 8.73% over the second six months of the fund's fiscal year, finishing with a total return of 10.76% at net asset value for the full 12-month period. Total return on class B shares was 9.88% at net asset value. For longer-term performance information, see pages 8 and 9.

o  PLOTTING AND IMPLEMENTING A STRATEGIC COURSE

   In the past few years, bonds issued by cyclical companies -- those in industries such as chemicals, paper, and automotives -- have benefited from tremendous cash inflows. Since cyclical companies' fortunes rise and fall with the economic cycle, the performance of their bonds reflects the strength of the economy. Thus, as the Fed eral Reserve Board's interest rate increases began to slow the pace of the economic recovery, we prepared the fund for a strategic shift.

   Our team of high-yield analysts was asked to identify defensive alternatives in industries less susceptible to the ebb and flow of economic tides. On the basis of their recommendations, we exe-cuted a sector rotation out of cyclical securities, moving the assets into defensive issues in industries such as cable, media/broadcasting, utilities, and consumer nondurables.

o  CAPITALIZING ON SHIFTS IN SUPPLY AND DEMAND

   By identifying the need to reallocate assets out of cyclical issues, we created a number of positive dynamics. We began our shifts well in advance of any widespread trend. As more investors identified the need to move out of cyclicals, demand for the securities we bought increased and their value rose significantly.

   A second positive development was also supply-and-demand related. At the beginning of the calendar year, demand was strong; high-yield investors saw interest rates beginning to fall and increased their purchases accordingly. Supply had been tight because new issuance had been relatively light for a number of months. Consequently, even less attractive issues had their prices bid up by eager buyers. By taking advantage of this technical rally, we were able to jettison the fund's less desirable cyclical holdings at a profit.

   As new issuance picked up in the second quarter, high-yield buyers became more discriminating. Interest in the shakier credits declined, causing their prices to fall. Investors who had disregarded creditworthiness in their quests for yield saw bonds they had just purchased declining in value. Even viable bonds lost value as


[GRAPHIC OMITTED: line chart HIGH YIELD BOND ISSUANCE HAS DECLINED*
 Y-axis reads (top to bottom) $8 Million to 0 in $1 million decrements X-axis reads (left to right) J F M A M J J A S O N D to represent months A solid white line represents 1995, ranging from 760.00 to 3392.77 ending in August (see plot points below: "1995")
 A solid gray line represents 1994, ranging from 7618.19 to 1465.00
  (see plot points below: "1994")
 A solid black line represents 1993, ranging from 5910.00 to 4360.30
  (see plot points below: "1993")

         "1995"     "1994"      "1993"
        -------    -------     -------
         760.00    7618.19     5910.00
        2767.00    5891.43     3917.99
         651.00    3166.64     4598.25
        1780.00    2211.83     4137.50
        2800.00    2790.57     4458.37
        3171.00    3636.30     3695.00
        1056.09    2203.66     4716.69
        3392.77    1083.00     7161.69
                   1625.00     2129.50
                    931.50     6620.45
                   2131.50     4219.57
                   1465.00     4360.30
 Footnote reads:
  *Year-to-date as of 8/31/95.]

   waves of new issues hit the shores. Believing this was another temporary overreaction, we took advantage of this new turn of events to purchase attractive, undervalued issues.

   As fund management began implementing this sector rotation, Putnam's team of high-yield bond analysts was asked to focus on the likelihood that the telecommunications bill would pass Congress. At the time, Wall Street research was generally silent on this issue; consequently, investors were steering clear of tele communication securities.

   Our research indicated a high probability that the bill would pass. Since the telecommunications sector is less cyclical in nature -- making it well suited to the fund's defensive goals -- and since the bonds were generally undervalued, we were able to amass a sizable position at attractive prices. At the time of this writing, the bill had passed both the House and Senate and was in a reconciliation committee; thus, enactment was still not final. As a result, these securities have appreciated significantly. Our willingness to do our own research and make investments contrary to market consensus was instrumental in helping the fund stay ahead of the pack.

o  IMPROVING CREDIT OUTLOOK BUOYS BOND PRICES

   Recent market trends -- such as initial public offerings of stock, mergers and acquisitions -- are providing opportunities for improving credit situations in the high-yield sector. When a company issues stock, it has the effect of boosting the position of its outstanding bonds because stockholders rank below bondholders in the company's capital hierarchy. A stock offering can further enhance creditworthiness because it raises cash, improving the company's balance sheet. As the company becomes financially healthier, its bonds will be able to attract investors at lower yields. Since bonds' prices are inversely related to their yields, the price of an upgraded bond is likely to rise.

   The surge of mergers and acquisitions has also been positive for the high-yield market. When a high-yield issuer is acquired by -- or merges with -- a company with a stronger balance sheet, the credit standing of the combined company is the sum of the two and will fall somewhere between what their individual credit ratings were before the merger/acquisition. Usually, the end result is that the

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS* showing:
  Cable television        5.6%
  Food                    4.8%
  Electric utilities      4.7%
  Cellular communications 4.6%
  Broadcasting            4.4%
 Footnote reads:
  *Corporate bonds and notes only. Based on net assets on 8/31/95.
   Holdings will vary over time.]


   lower-rated outstanding bonds are upgraded. Again, the price of the bonds is then likely to rise until the yield drops to a level appropriate for bonds with the credit rating of the newly combined company.

   We expect the merger and acquisition activity to provide cash flow growth as well as upgrade opportunities for portfolio holdings well into next year.

o  LOWER INFLATION, HEALTHY MARKET ON THE HORIZON

   Putnam's interest rate outlook remains fairly positive, based on our projection of less robust economic growth and low inflation. Much of the economy's recent strength was a result of the weak dollar driving export growth. We expect this source of strength to abate as the dollar gains upward momentum. In addition, we expect business activity to soften, translating into lower corporate earnings. This inert environment, combined with the trend that corporations are unable to pass raw material price increases along to the consumer, should result in low inflation and a favorably oriented bond market.

   Since many high-yield bonds track the economic course, we will focus on defensive securities to preserve the strides made from the sector rotation executed in recent months while continuing to diversify the fund among sectors we believe have the best potential for solid, consistent performance.

   The views expressed about the companies mentioned in this report are exclusively those of Putnam Management, and are not meant as investment advice. Although the described holdings were viewed favorably as of 8/31/95, there is no guarantee the fund will continue to hold these securities in the future.

PERFORMANCE SUMMARY

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions back into the fund. We show total return in two ways: on a cumulative long-term basis and on average how the fund might have grown each year over varying periods.

Performance should always be considered in light of a fund's investment strategy. Putnam High Yield Trust is designed for investors seeking high current income through a diversified portfolio of high-yielding lower-rated corporate bonds, with a secondary objective of capital growth when consistent with high current income.

TOTAL RETURN FOR PERIODS ENDED 8/31/95
                                                     LEHMAN BROS.  FIRST BOSTON
                      CLASS A           CLASS B       CORPORATE     HIGH YIELD
                    NAV      POP      NAV    CDSC     BOND INDEX    BOND INDEX
--------------------------------------------------------------------------------
1 year            10.76%    5.51%    9.88%   4.90%        13.47%         13.21%
--------------------------------------------------------------------------------
5 years           99.71    90.18       --      --         66.86         111.55
Annual average    14.84    13.72       --      --         10.78          16.17
--------------------------------------------------------------------------------
10 years         179.33   166.04       --      --        176.64             --
Annual average    10.82    10.28       --      --         10.71             --
--------------------------------------------------------------------------------
Life of class B      --       --    19.31   16.51         18.50          26.79
Annual average       --       --     7.32    6.30          7.02           9.95
--------------------------------------------------------------------------------


TOTAL RETURN FOR PERIODS ENDED 9/30/95
(Most recent calendar quarter)
                                 CLASS A                           CLASS B
                             NAV           POP               NAV          CDSC
--------------------------------------------------------------------------------
1 year                     11.54%         6.22%            10.76%         5.76%
--------------------------------------------------------------------------------
5 years                   112.20        102.19                --            --
Annual average             16.24         15.12                --            --
--------------------------------------------------------------------------------
10 years                  178.47        165.20                --            --
Annual average             10.78         10.24                --            --
--------------------------------------------------------------------------------
Life of class B               --            --             20.23         17.43
Annual average                --            --              7.40          6.43
--------------------------------------------------------------------------------

Fund performance data do not take into account any adjustment for taxes payable on reinvested distributions or, for class A shares, distribution fees prior to implementation of the class A distribution plan in 1990. Effective 3/1/93, the fund began offering class B shares and as of 7/3/95, class M shares. Performance for class M shares is not shown due to the brevity of the reporting period. Performance data differ for each share class and represent past results. Investment returns and net asset value will fluctuate so an investor's shares, when sold, may be worth more or less than their original cost.

[GRAPHIC OMITTED: line chart GROWTH OF A $10,000 INVESTMENT
 Y-axis reads (top to bottom) $30,000 to 10,000 in $5,000 decrements X-axis reads (left to right) 12/85*, then 8/86 through 8/95 in one year increments
 A solid white line represents Fund's Class A Shares at POP, ranging from
  $9,525 to $24,867 (see plot points below: "Class A Shares")
 A solid gray line represents First Boston High Yield Index, ranging from
  $10,000 to $29,309 (see plot points below: "First Boston Index")
 A solid black line represents Lehman Corporate Bond Index, ranging from $10,000 to $25,473 (see plot points below: "Lehman Corporate Index")

 Class A Shares      First Boston Index      Lehman Corporate Index
 --------------      ------------------      ----------------------
    $ 9,525                $10,000                   $10,000
     10,306                 11,267                    11,230
     11,474                 12,338                    11,577
     12,421                 13,571                    12,646
     13,474                 14,790                    14,376
     12,452                 13,855                    15,266
     15,250                 17,632                    17,858
     19,139                 21,583                    20,250
     21,914                 24,987                    23,011
     22,452                 25,889                    22,450
     24,867                 29,309                    25,473
 Caption reads:
  Past performance is no assurance of future results. A $10,000 investment in the fund's class B shares at inception on 3/1/93 would have been valued at $11,931 by 8/31/95 ($11,651 with a redemption at the end of the period).
 Footnote reads:
  *Inception date of the First Boston High Yield Index.]


TERMS AND DEFINITIONS

CLASS A SHARES are generally subject to an initial sales charge.

CLASS B SHARES may be subject to a sales charge upon redemption.

CLASS M SHARES have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

NET ASSET VALUE (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

PUBLIC OFFERING PRICE (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

CONTINGENT DEFERRED SALES CHARGE (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

THE FIRST BOSTON HIGH YIELD INDEX is a market-weighted index including publicly traded bonds having a rating below BBB by Standard & Poor's and Moody's.

THE LEHMAN BROTHERS CORPORATE BOND INDEX is an unmanaged list of publicly issued, fixed-rate non-convertible investment-grade domestic corporate debt securities frequently used as a general measure of the performance of fixed-income securities.

The average quality of bonds included in these indexes will differ from the average quality of bonds in which the fund customarily invests, and securities held by the fund will differ from those in the indexes. Index performance reflects changes in market prices and reinvestment of all interest payments.

REPORT OF INDEPENDENT ACCOUNTANTS
For the year ended August 31, 1995

To the Trustees and Shareholders of
Putnam High Yield Trust

We have audited the accompanying statement of assets and liabilities of Putnam High Yield Trust, including the portfolio of investments owned, as of August 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each for the two years in the period then ended, and the "Financial Highlights" for each of the periods indicated therein. These financial statements and "Financial Highlights" are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and "Financial Highlights" based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and "Financial Highlights" are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and "Financial Highlights" referred to above present fairly, in all material respects, the financial position of Putnam High Yield Trust as of August 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the "Financial Highlights" for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                       Coopers & Lybrand L.L.P.
Boston, Massachusetts
October 17, 1995

PORTFOLIO OF INVESTMENTS OWNED
August 31, 1995

CORPORATE BONDS AND NOTES (80.7%) <F1>
PRINCIPAL AMOUNT                                                                         VALUE

ADVERTISING (0.8%)
----------------------------------------------------------------------------------------------
$ 9,150,000   Lamar Advertising Co. sr. secd. notes 11s, 2003                   $    9,241,500
 12,000,000   Outdoor Systems, Inc. sr. notes 10 3/4s, 2003                         11,580,000
 10,700,000   Universal Outdoor, Inc. sub. deb. 11s, 2003                           10,486,000
                                                                                --------------
                                                                                    31,307,500

AEROSPACE (0.1%)
----------------------------------------------------------------------------------------------
  5,530,000   Fairchild Corp. sr. notes 12 1/4s, 1999                                5,626,775

AGRICULTURE (3.7%)
----------------------------------------------------------------------------------------------
 32,846,000   PMI Holdings Corp. Ser. B, sub. disc.
              deb. stepped-coupon zero % (11 1/2s, 9/1/00),
              2005 <F3>                                                             17,736,840
 16,541,000   PSF Finance (L.P.) sr. exch. notes 12 1/4s, 2004                      17,066,177
 29,600,000   PSF Finance (L.P.) sr. notes 12s, 2000                                30,858,000
 84,739,000   PSF Finance (L.P.) sr. disc. notes stepped-coupon
              zero % (12s, 9/15/96), 2003 <F3>                                      73,722,930
                                                                                --------------
                                                                                   139,383,947

ALUMINUM (1.4%)
----------------------------------------------------------------------------------------------
 48,850,000   Kaiser Aluminum & Chemical Corp. sr. sub. notes
              12 3/4s, 2003                                                         53,246,500

APPAREL (0.8%)
----------------------------------------------------------------------------------------------
 31,250,000   Guess Jeans, Inc. sr. sub. notes 9 1/2s, 2003                         31,093,750

AUTOMOTIVE (0.3%)
----------------------------------------------------------------------------------------------
 10,000,000   Key Plastics Corp. sr. notes 14s, 1999                                10,500,000

AUTOMOTIVE PARTS (0.5%)
----------------------------------------------------------------------------------------------
  7,700,000   Aftermarket Tech. 144A sr. sub. notes 12s, 2004                        8,162,000
  9,950,000   Exide Corp. 144A sr. notes 10s, 2005                                  10,372,875
                                                                                --------------
                                                                                    18,534,875

BROADCASTING (4.4%)
----------------------------------------------------------------------------------------------
  9,000,000   Act III Broadcasting, Inc. sr. sub. notes
              9 5/8s, 2003                                                           9,135,000
  6,900,000   Commodore Media, Inc. sr. sub. notes
              stepped-coupon 7 1/2s (13 1/4s, 5/1/98), 2003 <F3>                     6,175,500
 42,440,000   Echostar Communications sr. disc. notes stepped-coupon
              zero % (12 7/8s, 6/1/99), 2004 <F3>                                   20,371,200
  8,500,000   Granite Broadcasting Corp. sr. sub. deb.
              12 3/4s, 2002                                                          9,392,500
  5,750,000   Granite Broadcasting Corp. 144A sr. sub. notes 10 3/8s, 2005           5,865,000
 14,875,000   New City Broadcasting Corp. sr. sub. notes 11 3/8s, 2003              14,503,125

CORPORATE BONDS AND NOTES
PRINCIPAL AMOUNT                                                                         VALUE

BROADCASTING (continued)
----------------------------------------------------------------------------------------------
$ 7,375,000   Outlet Broadcasting, Inc. sr. sub. notes 10 7/8s, 2003            $    7,965,000
 59,500,000   Panamsat (L.P.) sr. sub. notes stepped-coupon zero %
              (11 3/8s, 8/1/98), 2003 <F3>                                          46,410,000
 19,063,000   Petracom Holdings 144A stepped-coupon zero %
              (17 1/2s, 2003), 2003 <F3>                                            11,461,629
  7,150,000   SFX Broadcasting, Inc. sr. sub. notes 11 3/8s, 2000                    7,453,875
  5,700,000   Sinclair Broadcasting Group sr. sub. notes 10s, 2005                   5,742,750
 22,271,270   Telemedia Broadcasting Corp. 144A deb.
              stepped-coupon 6.4s (16s, 6/15/99), 2004 <F3>                         20,044,143
                                                                                --------------
                                                                                   164,519,722

BUILDING AND CONSTRUCTION (1.2%)
----------------------------------------------------------------------------------------------
 21,900,000   Presley Co. sr. notes 12 1/2s, 2001                                   18,177,000
 16,750,000   Scotsman Group, Inc. sr. secd. notes 9 1/2s, 2000                     16,456,875
  9,500,000   U.S. Home Corp. sr. notes 9 3/4s, 2003                                 9,357,500
                                                                                --------------
                                                                                    43,991,375

BUILDING PRODUCTS (2.4%)
----------------------------------------------------------------------------------------------
 23,000,000   American Standard Inc. sr. sub. notes stepped-coupon
              zero % (10 1/2s, 6/1/98), 2005 <F3>                                   17,767,500
  1,600,000   Inter-City Products sr. notes 9 3/4s, 2000                             1,368,000
 20,575,000   Nortek, Inc. sr. sub. notes 9 7/8s, 2004                              18,929,000
 25,000,000   Southdown, Inc. sr. sub. deb. Ser. B, 14s, 2001                       27,750,000
 25,000,000   Walter Industries Inc. sr. notes
              Ser. B, 12.19s, 2000                                                  25,375,000
                                                                                --------------
                                                                                    91,189,500

CABLE TELEVISION (5.6%)
----------------------------------------------------------------------------------------------
 41,220,000   Adelphia Communications Corp. sr. notes 12 1/2s, 2002                 41,838,300
  6,665,000   Adelphia Communications Corp. sr. deb. 11 7/8s, 2004 <F5>              6,731,650
  7,500,000   Cablevision Systems Corp. sr. sub. deb. 9 7/8s, 2023                   8,062,500
  8,500,000   Century Communications Corp. sr. sub. deb. 11 7/8s, 2003               9,010,000
  5,000,000   Comcast Corp. sr. sub. notes 9 3/8s, 2002                              5,037,500
 23,200,348   Falcon Holdings Group, Inc. sr. sub. notes 11s, 2003 <F5>             21,576,318
 11,300,000   Insight Communications Co. sr. sub. notes stepped-coupon
              8 1/4s (11 1/4s, 3/1/96), 2000 <F3>                                   11,526,000
 17,833,000   Jones Intercable, Inc. sub. deb. 11 1/2s, 2004                        19,348,805
 21,100,000   Marcus Cable Co. (L.P.) sr. deb. 11 7/8s, 2005                        21,100,000
 23,478,000   Marcus Cable Co. (L.P.) 144A sr. disc. notes stepped-coupon
              zero % (14 1/4s, 6/15/00), 2005 <F3>                                  12,971,595
 17,095,000   Marcus Cable Co. (L.P.) sr. sub. disc. notes stepped-coupon
              zero % (13 1/2s, 8/1/99), 2004 <F3>                                   11,154,488
 12,000,000   Rogers Cablesystems Ltd. sr. notes Ser. B, 10s, 2005                  12,330,000
 17,500,000   Summit Communications Group, Inc. sr. sub. deb.
              10 1/2s, 2005                                                         19,250,000
  7,500,000   Tele-Communications, Inc. deb 9 1/4s, 2023                             7,706,250
  5,500,000   Videotron Holdings sr. disc. notes stepped-coupon zero %
              (11 1/8s, 7/1/99), 2004 <F3>                                           3,478,750
                                                                                --------------
                                                                                   211,122,156

CORPORATE BONDS AND NOTES
PRINCIPAL AMOUNT                                                                         VALUE

CELLULAR COMMUNICATIONS (4.6%)
----------------------------------------------------------------------------------------------
$24,000,000   Cellular, Inc. sr. sub. disc. notes stepped-coupon zero %
              (11 3/4s, 9/1/98), 2003 <F3>                                      $   18,000,000
 19,875,000   Cencall Communications Corp. sr. disc. notes stepped-
              coupon zero % (10 1/8s, 1/15/99), 2004 <F3>                            9,937,500
  4,650,000   Centennial Cellular Corp. sr. notes 10 1/8s, 2005                      4,603,500
 40,300,000   Centennial Cellular Corp. sr. notes 8 7/8s, 2001                      37,882,000
  8,525,000   Commnet Cellular Inc. bonds 11 1/4s, 2005                              8,759,438
  8,000,000   Horizon Cellular Telephone Co. sr. sub. disc. notes Ser. B,
              stepped-coupon zero % (11 3/8s, 10/1/97), 2000 <F3>                    6,680,000
 41,000,000   NEXTEL Communications, Inc. sr. disc. notes stepped-coupon
              zero % (9 3/4s, 2/15/99), 2004 <F3>                                   19,885,000
 95,750,000   NEXTEL Communications, Inc. sr. disc. notes stepped-coupon
              zero % (11 1/2s, 9/1/98), 2003 <F3>                                   54,098,750
 14,365,000   Pricellular Wire sr. disc. notes stepped-coupon zero %
              (14s, 11/15/97), 2001 <F3>                                            11,851,125
  1,500,000   Rogers Cantel Mobile Inc. deb. 10 3/4s, 2001                           1,548,750
                                                                                --------------
                                                                                   173,246,063

CHEMICALS (2.7%)
----------------------------------------------------------------------------------------------
 58,103,000   G-I Holdings, Inc. sr. disc. notes Ser. B, zero %, 1998               41,543,645
 41,225,000   Harris Chemical Corp. sr. sub. notes 10 3/4s, 2003                    34,629,000
 13,500,000   Harris Chemical Corp. sr. secd. disc. notes stepped-coupon
              zero % (10 1/4s, 1/15/96), 2001 <F3>                                  12,015,000
 19,500,000   OSI Specialties Corp. sr. secd. disc. deb. stepped-coupon
              zero % (11 1/2s, 4/15/99), 2004 <F3>                                  14,430,000
                                                                                --------------
                                                                                   102,617,645

COMPUTER EQUIPMENT (0.8%)
----------------------------------------------------------------------------------------------
 23,800,000   Computervision Corp. sr. sub. notes 11 3/8s, 1999                     23,859,500
  5,560,000   Computervision Corp. sr. notes 10 7/8s, 1997                           5,699,000
                                                                                --------------
                                                                                    29,558,500

CONGLOMERATES (1.3%)
----------------------------------------------------------------------------------------------
  2,190,000   Axia, Inc. sr. sub. notes Ser. B, 11s, 2001                            2,146,200
 13,750,000   Haynes International, Inc. sr. sub. notes 13 1/2s,1999                 9,625,000
 17,450,000   Jordan Industries, Inc. sr. notes 10 3/8s, 2003                       16,184,875
  9,100,000   MacAndrews & Forbes Holdings, Inc. sub. deb. notes
              13s, 1999                                                              9,100,000
 13,000,000   Valcor, Inc. sr. notes 9 5/8s, 2003                                   12,090,000
                                                                                --------------
                                                                                    49,146,075

CONSUMER SERVICES (1.5%)
----------------------------------------------------------------------------------------------
 38,000,000   Flagstar Corp. sr. notes 10 7/8s, 2002                                34,770,000
 15,600,000   Solon Automated Services, Inc. sr. sub. deb. 13 3/4s, 2002            15,561,000
  6,700,000   Solon Automated Services, Inc. notes 12 3/4s, 2001                     6,666,500
                                                                                --------------
                                                                                    56,997,500

CORPORATE BONDS AND NOTES
PRINCIPAL AMOUNT                                                                         VALUE

CONTAINERS (1.4%)
----------------------------------------------------------------------------------------------
$35,800,000   Ivex Packaging Corp. sr. sub. notes 12 1/2s, 2002                 $   38,485,000
 13,770,000   United States Can Co. sr. sub. notes 13 1/2s, 2002                    15,112,575
                                                                                --------------
                                                                                    53,597,575

COSMETICS (0.2%)
----------------------------------------------------------------------------------------------
  8,000,000   Renaissance Cosmetics Corp. Ser. B, sr. notes
              13 3/4s, 2001                                                          7,960,000

ELECTRIC UTILITIES (4.7%)
----------------------------------------------------------------------------------------------
 33,965,000   Cleveland Electric Illuminating Co. 1st mtge. Ser. B,
              9 1/2s, 2005                                                          34,012,551
 20,000,000   First PV Funding Corp. deb. Ser. 86A, 10.3s, 2014                     20,595,000
  6,300,000   First PV Funding Corp. deb. 10.15s, 2016                               6,392,925
 19,000,000   Long Island Lighting Co. deb. 9s, 2022                                18,786,820
 14,000,000   Long Island Lighting Co. deb. 8.9s, 2019                              13,738,480
 15,100,000   Midland Funding Corp. II deb. Ser. B, 13 1/4s, 2006                   15,892,750
 41,500,000   Midland Funding Corp. II deb. Ser. A, 11 3/4s, 2005                   43,471,250
 22,000,000   Texas New Mexico Power Corp. deb. 12 1/2s, 1999                       24,750,000
                                                                                --------------
                                                                                   177,639,776

ELECTRONICS (2.2%)
----------------------------------------------------------------------------------------------
 34,450,000   Amphenol Corp. sr. sub. notes 12 3/4s, 2002                           39,100,750
 82,250,000   International Semi-Tech. Corp. sr. disc. notes stepped-
              coupon zero % (11 1/2s, 8/15/00), 2003 <F3>                           42,358,750
                                                                                --------------
                                                                                    81,459,500

ENTERTAINMENT (2.8%)
----------------------------------------------------------------------------------------------
  5,257,000   Time Warner, Inc. notes 8.18s, 2007                                    5,356,147
  5,257,000   Time Warner, Inc. notes 8.11s, 2006                                    5,362,823
  2,628,000   Time Warner, Inc. notes 7.975s, 2004                                   2,651,705
 94,375,000   Viacom International, Inc. sub. deb. 8s, 2006                         91,543,750
                                                                                --------------
                                                                                   104,914,425

ENVIRONMENTAL CONTROL (0.1%)
----------------------------------------------------------------------------------------------
  5,000,000   Allied Waste Industries sr. sub. notes 12s, 2004                       5,375,000

FINANCE (3.4%)
----------------------------------------------------------------------------------------------
 25,000,000   IBM Credit Corp. med. term notes 17s, 1996                            26,347,750
 35,000,000   Paccar Financial Corp. med. term notes 17s, 1996                      36,895,950
 20,000,000   Toyota Credit Corp. med. term notes 17s, 1996                         21,600,000
 40,000,000   Xerox Credit Corp. med. term notes 17s, 1996                          42,720,000
                                                                                --------------
                                                                                   127,563,700

FINANCIAL SERVICES (0.5%)
----------------------------------------------------------------------------------------------
 15,000,000   Comdata Network, Inc. sr. notes 12 1/2s, 1999                         16,837,500
  2,250,000   Keystone Group, Inc. sr. secd. notes 9 3/4s, 2003                      2,238,750
                                                                                --------------
                                                                                    19,076,250

CORPORATE BONDS AND NOTES
PRINCIPAL AMOUNT                                                                         VALUE

FOOD (4.8%)
----------------------------------------------------------------------------------------------
$ 5,000,000   Chiquita Brands International Inc. sub. deb. 11 1/2s, 2001        $    5,150,000
 76,105,000   Del Monte Corp. sub. deb. notes 12 1/4s, 2002 <F5>                    64,689,250
 41,100,000   Fresh Del Monte Produce Corp. 144A sr. notes Ser. B,
              10s, 2003                                                             34,729,500
 10,000,000   Mafco, Inc. sr. sub. notes 11 7/8s, 2002                              10,150,000
 37,500,000   Pepisco Inc. med. term notes 17s, 1996                                39,099,000
  3,135,000   Specialty Foods Acquisition Corp. sr. secd. disc. deb.
              stepped-coupon zero % (13s, 8/15/99), 2005 <F3>                        1,724,250
 25,200,000   Specialty Foods Corp. sr. sub. notes 11 1/4s, 2003                    24,696,000
                                                                                --------------
                                                                                   180,238,000

FOOD CHAINS (0.5%)
----------------------------------------------------------------------------------------------
 18,500,000   Stater Brothers sr. notes 11s, 2001                                   18,638,750

HEALTH CARE (3.4%)
----------------------------------------------------------------------------------------------
 12,950,000   Abbey Healthcare Group Inc. sr. sub. deb. 9 1/2s, 2002                13,500,375
  1,000,000   Charter Medical Corp. sr. sub. notes 11 1/4s, 2004                     1,072,500
 12,000,000   Community Health Systems Inc. sr. sub. deb. 10 1/4s, 2003             12,660,000
 20,000,000   Continental Medical Systems Inc. sr. sub. notes 10 7/8s,
              2002                                                                  21,800,000
 18,425,000   Continental Medical Systems Inc. sr. sub. notes Ser. B,
              10 3/8s, 2003                                                         20,129,313
  5,750,000   Genesis Health Ventures Inc. sr. sub. notes 9 3/4s, 2005               5,936,875
  8,900,000   Integrated Health Services sr. sub. notes 10 3/4s, 2004                9,478,500
  7,150,000   Integrated Health Services 144A sr. sub. notes 9 5/8s, 2002            7,239,375
  7,500,000   Multicare Cos., Inc. sr. sub. notes 12 1/2s, 2002                      8,540,625
 20,150,000   Ornda Healthcorp sr. sub. notes 12 1/4s, 2002                         22,215,375
  5,810,000   Quorum Health Group, Inc. sr. sub. notes 11 7/8s, 2002                 6,449,100
                                                                                --------------
                                                                                   129,022,038

HOME FURNISHINGS (0.3%)
----------------------------------------------------------------------------------------------
 10,733,887   Simmons Mattress Corp. 144A deb. 8s, 2003 <F5>                        10,733,887

INSURANCE (1.7%)
----------------------------------------------------------------------------------------------
 15,500,000   American Life Holding Co. sr. sub. notes 11 1/4s, 2004                16,275,000
 24,800,000   Reliance Group Holdings, Inc. sr. sub. deb. 9 3/4s, 2003              24,056,000
 11,500,000   Reliance Group Holdings, Inc. sr. notes 9s, 2000                      11,212,500
 10,000,000   Terra Nova Insurance Holdings sr. notes 10 3/4s, 2005                 10,450,000
                                                                                --------------
                                                                                    61,993,500

LODGING (2.0%)
----------------------------------------------------------------------------------------------
 27,000,000   HMH Properties Inc. 144A sr. notes 9 1/2s, 2005                       25,953,750
 20,700,000   John Q. Hammons Hotels 1st mtge. notes 8 7/8s, 2004                   19,458,000
 30,500,000   Red Roof Inns sr. notes 9 5/8s, 2003                                  29,432,500
                                                                                --------------
                                                                                    74,844,250

CORPORATE BONDS AND NOTES
PRINCIPAL AMOUNT                                                                         VALUE

MEDICAL SUPPLIES (0.2%)
----------------------------------------------------------------------------------------------
$ 6,500,000   Wright Medical Technology, Inc. sr. secd. notes Ser. B,
              10 3/4s, 2000                                                     $    6,532,500

MOTION PICTURE DISTRIBUTION (2.0%)
----------------------------------------------------------------------------------------------
 21,000,000   AMC Entertainment, Inc. sr. sub. deb. 12 5/8s, 2002                   23,257,500
  7,500,000   AMC Entertainment, Inc. sr. sub. deb. 11 7/8s, 2000                    8,137,500
    875,000   Act III Theatres, Inc. sr. sub. notes 11 7/8s, 2003                      949,375
 10,850,000   Cinemark Mexico notes 12s, 2003                                       10,090,500
  8,900,000   Cinemark USA sr. notes 12s, 2002                                       9,701,000
 22,310,000   Plitt Theatres, Inc. sr. sub. notes 10 7/8s, 2004                     21,863,800
                                                                                --------------
                                                                                    73,999,675

OFFICE EQUIPMENT (0.3%)
----------------------------------------------------------------------------------------------
 11,000,000   United Stationer Supply Corp. 144A sr. sub. notes
              12 3/4s, 2005                                                         11,550,000

OIL AND GAS (2.9%)
----------------------------------------------------------------------------------------------
 12,500,000   Chesapeake Energy Corp. sr. exch. notes 12s, 2001                     13,062,500
  9,300,000   Chesapeake Energy Corp. 144A sr. notes 10 1/2s, 2002                   9,230,250
 10,315,000   Flores & Rucks, Inc. sr. notes 13 1/2s, 2004                          11,475,438
  9,990,000   Maxus Energy Corp. notes 9 3/8s, 2003                                  9,390,600
 47,750,000   Trans Texas Gas Corp. sr. secd. notes 11 1/2s, 2002                   50,018,125
 15,850,000   Triton Energy sr. sub. disc. notes stepped-coupon zero %
              (9 3/4s, 12/15/96), 2000 <F3>                                         14,423,500
                                                                                --------------
                                                                                   107,600,413

PAGING (1.0%)
----------------------------------------------------------------------------------------------
 16,500,000   Mobile Telecommunications Tech. sr. notes 13 1/2s, 2002               18,108,750
 15,700,000   Pagemart, Inc. sr. disc. notes stepped-coupon zero %
              (12 1/4s, 11/1/98), 2003 <F3>                                         10,440,500
  7,000,000   Paging Network, Inc. sr. sub. notes 10 1/8s, 2007                      7,070,000
                                                                                --------------
                                                                                    35,619,250

PAPER (4.0%)
----------------------------------------------------------------------------------------------
 11,750,000   Container Corp. of America sr. notes Ser. A, 11 1/4s, 2004            12,455,000
 37,650,000   Gaylord Container Corp. sr. sub. disc. deb. stepped-coupon
              zero % (12 3/4s, 5/15/96), 2005 <F3>                                  37,461,750
 14,000,000   Repap New Brunswick sr. notes 10 5/8s, 2005                           14,070,000
 17,750,000   Repap New Brunswick sr. notes 9 1/2s, 2000                            17,705,625
 21,500,000   Riverwood International Corp. sr. sub. notes 11 1/4s, 2002            23,327,500
 27,300,000   Stone Container Corp. sr. notes 11 1/2s, 2004                         29,006,250
  1,250,000   Stone Container Corp. deb. sr. sub. notes 11 1/2s, 1999                1,281,250
  3,575,000   Stone Container Corp. sr. sub notes 11s, 1999                          3,682,250
 12,000,000   Stone Container Corp. 1st mtge. 10 3/4s, 2002                         12,510,000
                                                                                --------------
                                                                                   151,499,625

PHARMACEUTICALS (0.4%)
----------------------------------------------------------------------------------------------
 15,000,000   Smithkline Beecham Corp. med. term notes 17 3/4s, 1996                15,896,550

CORPORATE BONDS AND NOTES
PRINCIPAL AMOUNT                                                                         VALUE

PUBLISHING (1.1%)
----------------------------------------------------------------------------------------------
$ 8,140,000   General Media Corp. sr. secd. notes 10 5/8s, 2000                 $    6,430,600
 52,000,000   Marvel Parent Holdings, Inc. sr. secd. disc.
              notes zero %, 1998                                                    36,400,000
                                                                                --------------
                                                                                    42,830,600

REAL ESTATE (--%)
----------------------------------------------------------------------------------------------
     55,000   Chelsea Piers 144A Ser. B, stepped-coupon zero %
              (11s, 6/15/99), 2009 <F3>                                                 51,425
  1,000,000   Chelsea Piers Ser. B, 1st mtge. disc. notes stepped-coupon
              zero % (12 1/2s, 6/15/99), 2004 <F3>                                     927,500
                                                                                --------------
                                                                                       978,925

RECREATION (2.7%)
----------------------------------------------------------------------------------------------
  9,470,000   Arizona Charlies Corp. 1st mtge. Ser. B, 12s, 2000                     7,670,700
  2,120,000   Capitol Queen Corp. 1st mtge. notes Ser. B, 12s, 2000                  1,865,600
 11,440,000   Grand Casino Resorts, Inc. notes 12 1/2s, 2000                        12,355,200
  6,500,000   PRT Funding Corp. sr. notes 11 5/8s, 2004                              5,590,000
  4,590,000   Pioneer Finance Corp. 1st. mtge. 13 1/2s, 1998                         3,901,500
  6,000,000   Players International 144A sr. notes 10 7/8s, 2005                     5,940,000
 22,600,000   Showboat, Inc. 1st mtge. deb. 9 1/4s, 2008                            20,905,000
  3,500,000   Stratosphere Corp. 1st mtge. 14 1/4s, 2002                             3,622,500
 30,537,000   Trump Castle Funding Corp. mtge. 11 3/4s, 2003                        23,208,120
 14,931,000   Trump Castle Funding Corp. sr. sub. notes 11 1/2s, 2000               14,931,000
                                                                                --------------
                                                                                    99,989,620

RETAIL (1.5%)
----------------------------------------------------------------------------------------------
  8,320,000   Brylane L.P. sr. sub. notes 10s, 2003                                  7,571,200
 16,500,000   County Seat Stores Inc. sr. sub. notes 12s, 2002                      15,922,500
  1,000,000   Duane Reade Corp. sr. notes 12s, 2002                                    880,000
 46,610,000   Duane Reade Holding sub. notes stepped-coupon zero %
              (15s, 9/15/99), 2004 <F3>                                             13,983,000
 10,150,000   Finlay Enterprises, Inc. sr. disc. deb. stepped-coupon zero %
              (12s, 5/1/98), 2005 <F3>                                               7,003,500
 10,250,000   Loehmanns' Holdings, Inc. sr. sub. notes 13 3/4s, 1999                10,096,250
                                                                                --------------
                                                                                    55,456,450

SCHOOL BUSES (0.3%)
----------------------------------------------------------------------------------------------
 12,050,000   Blue Bird Body Co. sub. deb. Ser. B, 11 3/4s, 2002                    12,381,375

SPECIALTY CONSUMER PRODUCTS (1.1%)
----------------------------------------------------------------------------------------------
 31,740,000   Playtex Family Products Corp. sr. sub. notes 9s, 2003                 29,676,900
 12,000,000   Selmer Co., Inc. 144A sr. sub. notes 11s, 2005                        11,520,000
                                                                                --------------
                                                                                    41,196,900

STEEL (0.9%)
----------------------------------------------------------------------------------------------
 25,000,000   Ispat Mexicana, SA 144A notes 10 3/8s, 2001 (Mexico)                  22,000,000
 11,000,000   WCI Steel Inc. sr. secd. notes 10 1/2s, 2002                          10,780,000
                                                                                --------------
                                                                                    32,780,000

CORPORATE BONDS AND NOTES
PRINCIPAL AMOUNT                                                                         VALUE

SUPERMARKETS (0.1%)
----------------------------------------------------------------------------------------------
$ 5,500,000   Ralphs Grocery Co. sr. sub. notes 11s, 2005                       $    5,170,000

TELEPHONE SERVICES (1.2%)
----------------------------------------------------------------------------------------------
 18,595,000   Call-Net Enterprises stepped-coupon zero %
              (13 1/4s, 12/1/99), 2004 <F3>                                         11,621,875
 46,700,000   MFS Communications sr. disc. notes stepped-coupon
              zero % (9 3/8s, 1/15/99), 2004 <F3>                                   34,791,500
                                                                                --------------
                                                                                    46,413,375

TEXTILES (0.9%)
----------------------------------------------------------------------------------------------
 12,000,000   Foamex (L.P.) Capital Corp. sr. sub. deb. 11 7/8s, 2004               11,640,000
  5,500,000   Foamex (L.P.) Capital Corp. sr. notes 11 1/4s, 2002                    5,527,500
 27,135,000   Foamex (L.P.) Capital Corp. Ser. B, sr. disc. notes
              stepped-coupon zero % (14s, 7/1/99), 2004 <F3>                        14,924,250
                                                                                --------------
                                                                                    32,091,750
----------------------------------------------------------------------------------------------
              TOTAL CORPORATE BONDS AND NOTES
              (cost $3,037,316,610)                                             $3,037,125,542

COMMON STOCKS (6.4%)<F1>
NUMBER OF SHARES                                                                         VALUE
----------------------------------------------------------------------------------------------
      6,570   Axia Holding Corp. 144A <F2>                                      $      183,960
     92,400   Cablevision Systems Corp. Class A <F2>                                 6,052,200
    276,750   Chesapeake Energy Corp. <F2>                                           7,057,125
  1,728,900   Comcast Corp. Special Class A                                         36,955,238
  1,411,219   Computervision Corp. <F2>                                             16,405,421
  1,207,100   Cox Communications, Inc. Class A <F2>                                 23,840,225
     66,667   Duane Reade Corp. <F2>                                                   133,333
      8,866   Finlay Enterprises, Inc.                                                 159,588
    738,740   Gaylord Container Corp. A <F2>                                         8,680,195
     70,086   Grand Casinos, Inc. <F2>                                               2,566,900
  1,688,770   Grand Union Co. (acquired various dates from
              12/1/94 to 7/15/95, cost $8,926,430) <F4> <F2>                        23,009,491
     61,710   Lear Seating Corp.<F2>                                                 1,766,449
  1,750,000   NEXTEL Communications, Inc. Class A <F2>                              31,281,250
     11,048   PMI Holdings Corp. 144A <F2>                                           2,209,600
      8,407   Premium Holdings L.P. 144A <F2>                                          840,706
     14,193   Pyramid Communications, Inc. New Class B 144A <F2>                       340,643
    100,000   Solon Automated Services, Inc. <F2>                                       71,000
    236,025   Specialty Foods Corp. <F2>                                               413,044
     81,372   Taj Mahal Holding Corp. Class A <F2>                                     813,720
    456,875   Tele-Comm Liberty Media Group, Inc. Class A <F2>                      12,135,742
  1,827,500   Tele-Communications Inc. Class A <F2>                                 33,808,750
    768,000   Total Renal Care, Inc. 144A <F2>                                       5,568,000
    100,000   UCC Investors Holding, Inc. (acquired 3/28/94,
              cost $1,400,000) <F4>                                                  1,100,000
    468,600   Viacom, Inc. Class A <F2>                                             22,785,675
    161,070   Wang Laboratories, Inc. <F2>                                           2,818,725
                                                                                --------------
              TOTAL COMMON STOCKS (cost $253,374,499)                           $  240,996,980

UNITS (4.3%)<F1>
NUMBER OF UNITS                                                                          VALUE
----------------------------------------------------------------------------------------------
     21,000   Australis Media units stepped-coupon zero %
              (14s, 5/15/2000), 2003 <F3>                                       $   12,075,000
     45,420   Cellnet Data Systems Inc. units stepped-coupon
              zero % (13s, 6/15/00), 2005 <F3>                                      25,435,200
      6,500   Decorative Home Accents 144A units 13s, 2002                           6,500,000
     11,870   Heartland Wireless Communication 144A units 13s, 2003                 12,463,500
     22,000   ICF Kaiser International, Inc. sr. sub. units 12s, 2003               20,845,000
     23,000   In-Flight Phone Corp. units stepped-coupon zero %
              (14s, 5/15/98), 2002 <F3>                                              8,280,000
      6,818   Intelcom Group (USA) Inc., 144A units stepped-coupon
              zero % (13 1/2s, 9/15/99), 2005 <F3>                                  37,499,000
     20,000   Intermedia Communications of Florida 144A units
              13 1/2s, 2005                                                         20,950,000
  6,650,000   Premium Standard Farms 144A exch. pfd. units
              12 1/2s, 2000                                                          7,315,000
     12,680   Total Renal Care, Inc. units stepped-coupon zero %
              (12s, 8/15/99), 2004 <F3>                                             11,665,600
                                                                                --------------
              TOTAL UNITS (cost $161,780,218)                                   $  163,028,300

BRADY BONDS (2.3%)<F1>
PRINCIPAL AMOUNT                                                                         VALUE
----------------------------------------------------------------------------------------------
$   240,000   Argentina (Government of) Floating Rate Notes
              (FRN) 7.3125s, 2005                                               $      146,400
 24,830,000   Argentina (Government of) FRN 4.313s, 2023                            14,091,025
 33,310,000   Argentina (Government of) bonds 4s, 2023                              15,655,700
  9,775,500   Brazil (Government of) FRN 7.8125s, 2001                               8,064,789
 14,300,000   Brazil (Republic of) FRN 7.25s, 2024                                   6,470,750
  7,910,000   Brazil (Republic of) FRN 5.1875s, 2006                                 4,884,426
  8,500,000   Bulgaria (Government of) disc. notes 6.563s, 2024                      4,250,000
  3,003,000   Bulgaria (Government of) Floating Rate Bonds (FRB)
              6.0623s, 2011                                                          1,313,813
 13,250,000   Ecuador (Government of) FRN 7 1/4s, 2025                               6,525,625
 31,100,000   Mexico (Government of) bonds 6 1/4s, 2019                             18,815,500
  7,773,000   Poland (Government of) 144A FRN 8.125s, 2024                           5,902,583
  2,000,000   United Mexican States (Government Guaranty) FRN
              8.125s, 2008                                                           1,795,000
                                                                                --------------
              TOTAL BRADY BONDS (cost $96,033,219)                              $   87,915,611

PREFERRED STOCKS (1.4%)<F1>
NUMBER OF SHARES                                                                         VALUE
----------------------------------------------------------------------------------------------
    162,000   California Federal Bank Ser. B, $10.625 exch. pfd.                $   17,374,500
      7,407   Duane Reade Corp. zero % pfd. <F2>                                       185,185
    220,000   First Nationwide Bank $11.50 pfd.                                     23,540,000
    472,438   Pyramid Communications, Inc. Ser. C, $3.125 exch. pfd. <F2>           11,810,939
                                                                                --------------
              TOTAL PREFERRED STOCKS (cost $50,948,190)                         $   52,910,624

CONVERTIBLE BONDS AND NOTES (0.6%)<F1>
PRINCIPAL AMOUNT                                                                         VALUE
----------------------------------------------------------------------------------------------
$ 4,825,000   Sahara Mission 144A cv. sub. notes 12s, 1995                      $    4,825,000
 27,771,000   Pricellular Wire cv. sub. notes 10 3/4s, 2004                         16,480,700
                                                                                --------------
              TOTAL CONVERTIBLE BONDS AND NOTES
              (cost $21,305,700)                                                $   21,305,700

WARRANTS (0.5%)<F1>
NUMBER OF WARRANTS                                 EXPIRATION DATE                       VALUE
----------------------------------------------------------------------------------------------
    265,000   Becker Gaming Corp. 144A                    11/15/00              $      132,500
    136,500   Capital Gaming International, Inc.            2/1/99                      17,063
     42,125   Casino America, Inc.                        11/15/96                      42,125
     53,280   Casino Magic Finance Corp.                  10/14/96                       2,664
    212,412   Cinemark Mexico USA, Inc.                     8/1/03                   1,967,997
      6,900   Commodore Media 144A                          5/1/00                     552,000
     20,000   County Seat Holdings, Inc.                  10/15/98                     400,000
    374,640   Echostar Communications Corp.                 6/6/04                   4,214,700
     27,135   Foamex (L.P.) Capital Corp. 144A              7/1/99                     407,025
    949,947   Gaylord Container Corp. 144A                 7/31/96                   9,261,983
      3,065   General Media Corp. 144A                    12/31/00                      30,650
     19,500   OSI Specialties Inc. 144A                    4/15/99                     390,000
     72,220   Pagemart, Inc. 144A                         12/31/03                     649,980
     46,097   Petracom Holdings, Inc.                       8/1/05                     328,441
     44,150   President Riverboat Casinos, Inc.            9/30/99                     176,600
     30,000   President Riverboat Casinos, Inc. 144A       9/23/96                       1,500
     16,000   Renaissance Cosmetics Corp. 144A             8/15/01                     280,000
    220,000   Southdown, Inc. 144A                        10/31/96                     852,500
      8,936   Southland Corp.                               3/5/96                      22,340
        506   Telemedia Broadcasting Corp. 144A             4/1/04                     379,148
        403   Wright Medical Technology, Inc. 144A         6/30/03                      66,455
                                                                                --------------
              TOTAL WARRANTS (cost $12,136,712)                                 $   20,175,671

FOREIGN GOVERNMENT BONDS AND NOTES (0.1%)<F1>
PRINCIPAL AMOUNT                                                                         VALUE
----------------------------------------------------------------------------------------------
$ 1,200,000   Philippines (Central Bank of) bonds 5 3/4s, 2017                  $      880,500
  1,500,000   Philippines (Central Bank of) bonds 5s, 2008                           1,162,500
                                                                                --------------
              TOTAL FOREIGN GOVERNMENT BONDS AND NOTES
              (cost $2,029,125)                                                 $    2,043,000

SHORT-TERM INVESTMENTS (1.0%)<F1>
PRINCIPAL AMOUNT                                                                         VALUE
----------------------------------------------------------------------------------------------
IDR   7,000,000,000  Bank Nefara Indonesia Certificate of Deposit
                     zero %, July 18, 1996                                      $    2,686,572
     $    7,900,000  Heinz (H.J.) Co. 5.73s, September 26, 1995                      7,868,565
          5,659,995  Poland Zloty Certificate of Deposit zero %,
                     January 31, 1996                                                4,892,500
IDR  10,000,000,000  PLN Indonesia Certificate of Deposit zero %,
                     February 2, 1996                                                4,128,025
     $   18,072,000  Interest in $514,241,000 joint repurchase
                     agreement dated August 31, 1995 with
                     Morgan (J.P.) & Co., Inc. due September 1, 1995
                     with respect to various U.S. Treasury obligations-
                     maturity value of $18,074,887 for an effective
                     yield of 5.75%                                                 18,074,887
                                                                                --------------
                     TOTAL SHORT-TERM INVESTMENTS (cost $37,981,298)            $   37,650,549
----------------------------------------------------------------------------------------------
                     TOTAL INVESTMENTS (cost $3,672,905,571)<F6>                $3,663,151,977
----------------------------------------------------------------------------------------------

<F1> Percentages indicated are based on net assets of $3,761,377,964, which correspond to a net asset value per share for class A, class B and class M share of $12.01, $11.97 and $12.00, respectively.

<F2> Non-income-producing security.

<F3> The interest rate and date shown parenthetically represent the next interest rate to be paid and the date the fund will begin receiving this rate.

<F4> Restricted as to public resale. At the date of acquisition these securities were valued at cost. There were no outstanding unrestricted securities of the same class as those held. Total market value of restricted securities owned at August 31, 1995 was $24,109,491 or 0.6% of net assets.

<F5> Income may be received in cash or additional securities at the discretion of the issuer.

<F6> The aggregate identified cost for federal income tax purposes is $3,681,602,296, resulting in gross unrealized appreciation and depreciation of $410,739,468, and
     $429,189,787, respectively, or net unrealized depreciation of $18,450,319.

     144A after the name of a security represents those securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

     FORWARD CURRENCY CONTRACTS TO SELL Outstanding at August 31, 1995
                             MARKET        AGGREGATE      DELIVERY            UNREALIZED
                              VALUE       FACE VALUE          DATE          DEPRECIATION
     ------------------------------------------------------------------------------------
     Deutschemarks       $2,471,618       $2,449,980       1/31/96              $(21,638)
     ------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
August 31, 1995
-------------------------------------------------------------------------------

ASSETS
-------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $3,672,905,571) (Note 1)                        $3,663,151,977
-------------------------------------------------------------------------------
Cash                                                                        282
-------------------------------------------------------------------------------
Dividends, interest and other receivables                            79,772,890
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                7,092,279
-------------------------------------------------------------------------------
Receivable for securities sold                                       27,414,777
-------------------------------------------------------------------------------
TOTAL ASSETS                                                      3,777,432,205

LIABILITIES
-------------------------------------------------------------------------------
Payable for securities purchased                                      2,880,092
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                            5,149,886
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                          5,141,691
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                              8,469
-------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                             2,262
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)              614,058
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                1,920,299
-------------------------------------------------------------------------------
Payable for open forward currency contracts                              21,638
-------------------------------------------------------------------------------
Other accrued expenses                                                  315,846
-------------------------------------------------------------------------------
TOTAL LIABILITIES                                                    16,054,241
-------------------------------------------------------------------------------
NET ASSETS                                                       $3,761,377,964

REPRESENTED BY
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                  $4,443,659,455
-------------------------------------------------------------------------------
Undistributed net investment income (Notes 1 and 4)                      61,831
-------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions (Note 1)  (672,568,090)
-------------------------------------------------------------------------------
Net unrealized depreciation of investments                           (9,775,232)
-------------------------------------------------------------------------------
TOTAL--REPRESENTING NET ASSETS APPLICABLE TO
CAPITAL SHARES OUTSTANDING                                       $3,761,377,964

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
-------------------------------------------------------------------------------
Net asset value and redemption price of class A shares
($2,997,467,123 divided by 249,634,566 shares)                           $12.01
-------------------------------------------------------------------------------
Offering price per share (100/95.25 of $12.01)*                          $12.61
-------------------------------------------------------------------------------
Net asset value and offering price of class B shares
($762,946,896 divided by 63,732,152 shares)+                             $11.97
-------------------------------------------------------------------------------
Net asset value and redemption price of class M shares
($963,945 divided by 80,326 shares)                                      $12.00
-------------------------------------------------------------------------------
Offering price per share (100/96.75 of $12.00)                           $12.40
-------------------------------------------------------------------------------

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
+ Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.


The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
Year ended August 31, 1995

-------------------------------------------------------------------------------
INVESTMENT INCOME:
-------------------------------------------------------------------------------
Interest                                                           $384,620,803
-------------------------------------------------------------------------------
Dividends                                                             6,693,564
-------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                             391,314,367

EXPENSES:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                     19,180,576
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                        4,150,697
-------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                        82,592
-------------------------------------------------------------------------------
Auditing                                                                234,718
-------------------------------------------------------------------------------
Legal                                                                    80,802
-------------------------------------------------------------------------------
Postage                                                                 616,938
-------------------------------------------------------------------------------
Administrative services (Note 2)                                         51,865
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                 7,154,498
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                 6,228,426
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                       291
-------------------------------------------------------------------------------
Other                                                                   150,373
-------------------------------------------------------------------------------
TOTAL EXPENSES                                                       37,931,776
-------------------------------------------------------------------------------
NET INVESTMENT INCOME                                               353,382,591
-------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                   (134,185,005)
-------------------------------------------------------------------------------
Net realized loss on written options (Note 1)                          (150,313)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and written options
during the year                                                     140,372,490
-------------------------------------------------------------------------------
Net unrealized loss on forward currency contracts                       (21,638)
-------------------------------------------------------------------------------
NET GAIN ON INVESTMENT TRANSACTIONS                                   6,015,534
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $359,398,125
-------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS


                                                           YEAR ENDED AUGUST 31
                                                          1995             1994
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                            $  353,382,591  $  346,496,500
-------------------------------------------------------------------------------
Net realized gain (loss) on investments
and options                                        (134,335,318)     59,173,723
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
investments and forward currency contracts          140,350,852    (318,941,272)
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                     359,398,125      86,728,951
-------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
-------------------------------------------------------------------------------
  From net investment income
-------------------------------------------------------------------------------
    Class A                                        (293,973,082)   (312,520,631)
-------------------------------------------------------------------------------
    Class B                                         (59,607,996)    (40,210,044)
-------------------------------------------------------------------------------
    Class M                                              (4,823)
-------------------------------------------------------------------------------
  From return of capital
-------------------------------------------------------------------------------
    Class A                                          (9,903,791)
-------------------------------------------------------------------------------
    Class B                                          (2,008,161)
-------------------------------------------------------------------------------
    Class M                                                (162)
-------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)   346,727,853     258,156,724
-------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             340,627,963      (7,845,000)

NET ASSETS
-------------------------------------------------------------------------------
Beginning of year                                 3,420,750,001   3,428,595,001
-------------------------------------------------------------------------------
END OF YEAR (including undistributed net
investment income and distributions in excess
of net investment income of $61,831 and
$1,422,557, respectively)                        $3,761,377,964  $3,420,750,001
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
                                             JULY 3, 1995                                  MARCH 1, 1994
                                            (COMMENCEMENT                                  (COMMENCEMENT
                                           OF OPERATIONS)                                 OF OPERATIONS)
                                             TO AUGUST 31         YEAR ENDED AUGUST 31      TO AUGUST 31
------------------------------------------------------------------------------------------------------------
                                                     1995           1995          1994              1993
------------------------------------------------------------------------------------------------------------
                                                  CLASS M                       CLASS B
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                11.92+        $12.03        $12.99            $12.84
------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES
------------------------------------------------------------------------------------------------------------
Net investment income                                 .21           1.09          1.18               .62
------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                                 .07            .02          (.94)              .23
------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                      .28           1.11          .24               .85
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------
From net investment income                           (.19)         (1.13)        (1.20)             (.70)
------------------------------------------------------------------------------------------------------------
From return of capital                               (.01)          (.04)           --                --
------------------------------------------------------------------------------------------------------------
In excess of net investment income                     --             --            --                --
------------------------------------------------------------------------------------------------------------
From net realized gain on investments                  --             --            --                --
------------------------------------------------------------------------------------------------------------
Paid-in capital                                        --             --            --                --
------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                  (.20)         (1.17)        (1.20)             (.70)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $12.00         $11.97        $12.03            $12.99
------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN AT
NET ASSET VALUE (%)(a)                               2.38(b)        9.88          1.66              6.80(b)
------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (in thousands)             $964       $762,947      $535,002          $238,647
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)           .20(b)        1.70          1.69               .85(b)
------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
net assets (%)                                       1.65(b)        9.52          9.06              4.92(b)
------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              81.70          81.70         55.00             50.90
------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS [continued]
(For a share outstanding throughout the period) [continued]



                                                                    YEAR ENDED AUGUST 31
------------------------------------------------------------------------------------------------------------
                                                    1995        1994        1993         1992        1991
------------------------------------------------------------------------------------------------------------
                                                                          CLASS A
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $12.06      $13.01      $12.76       $11.55      $10.99
------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES
------------------------------------------------------------------------------------------------------------
Net investment income                               1.22        1.27        1.46         1.57        1.52
------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                               (.01)       (.93)        .28         1.22         .66
------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                    1.21         .34        1.74         2.79        2.18
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------
From net investment income                         (1.22)      (1.29)      (1.45)       (1.56)      (1.52)
------------------------------------------------------------------------------------------------------------
From return of capital                              (.04)         --          --           --          --
------------------------------------------------------------------------------------------------------------
In excess of net investment income                    --          --        (.04)          --          --
------------------------------------------------------------------------------------------------------------
From net realized gain on investments                 --          --          --         (.02)         --
------------------------------------------------------------------------------------------------------------
Paid-in capital                                       --          --          --           --        (.10)
------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                (1.26)      (1.29)      (1.49)       (1.58)      (1.62)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $12.01      $12.06      $13.01       $12.76      $11.55
------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN AT
NET ASSET VALUE (%)(A)                             10.76        2.46       14.50        25.50       22.47
------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (in thousands)      $2,997,467  $2,885,748  $3,189,948   $2,449,282  $1,832,181
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)          .95         .94         .92          .97        1.09
------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
net assets (%)                                     10.27        9.82       11.27        12.63       14.18
------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             81.70       55.00       50.90        47.05       72.53
------------------------------------------------------------------------------------------------------------

 +  Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(b) Not annualized.

NOTES TO FINANCIAL STATEMENTS
August 31, 1995

NOTE 1
SIGNIFICANT ACCOUNTING POLICIES

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income by investing primarily in high-yielding, lower-rated fixed-income securities constituting a portfolio that Putnam Management believes does not involve undue risk to income or principal.

The fund offers class A, class B and class M shares. The fund commenced its public offering of class M shares on July 3, 1995. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and may be subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and an ongoing distribution fee that is higher than class A shares and lower than class B shares. Expenses of the fund are borne pro-rata by the shareholders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A SECURITY VALUATION Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported--as in the case of some securities traded over-the-counter--the last reported bid price, except that certain U.S. government obligations are stated at the mean between the last reported bid and asked prices. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for long-term corpor ate bonds and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. (See Section E of Note 1 with respect to valuation of options and forward currency contracts.)

B JOINT TRADING ACCOUNT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account, along with the cash of other registered investment companies managed by Putnam Investment Management, Inc. (Putnam Management), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C REPURCHASE AGREEMENTS The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. The fund's Manager is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME Security trans actions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date.

Discount on zero coupon bonds, original issue discount bonds and stepped-coupon bonds is accreted according to the effective yield method. Certain securities held by the fund pay interest in the form of additional securities; interest on such securities is recorded on the accrual basis by means of the effective yield method, and is allocated to the cost of the securities received on the payment date.

E OPTION ACCOUNTING PRINCIPLES The fund may, to the extent consistent with its investment objective and policies, seek to increase its current returns by writing covered call and put options on securities it owns or in which it may invest. When the fund writes a call or put option, an amount equal to the premium received by the fund is included in the fund's "Statements of assets and liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to market" to reflect the current market value of an option written. The current market value of an option is the last sale price or, in the absence of a sale, the last offering price. If an option expires on its stipulated expiration date, or if the fund enters into a closing purchase transaction, the fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, the fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that the fund purchases upon exercise of the option.

The risk in writing a call option is that the fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, the fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk the fund may not be able to enter into a closing transaction because of an illiquid secondary market.

The fund may also, to the extent consistent with its investment objectives and policies, buy put options to protect its portfolio holdings in an underlying security against a decline in market value. The fund may buy call options to hedge against an increase in the price of the securities that the fund ultimately wants to buy. The fund may also buy and sell combinations of put and call options on the same underlying security to earn additional income. The premium paid by the fund for the purchase of a put or call option is included in the fund's "Statement of assets and liabilities" as an investment and is subsequently "marked-to-market" to reflect the current market value of the option. If an option the fund has purchased expires on the stipulated expiration date, the fund realizes a loss in the amount of the cost of the option. If the fund enters into a closing sale transaction, the fund realizes a gain or loss depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option, the cost of securi ties acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

F FORWARD CURRENCY CONTRACTS The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities the fund intends to buy are denominated, when the fund holds cash reserves and short-term investments). The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. The maximum potential loss from forward currency contracts is the aggregate face value in U.S. dollars at the time the contract was opened; however, management believes the likelihood of such a loss to be remote.

G FEDERAL TAXES It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. There fore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held and excise tax on income and capital gains. At August 31, 1995, the fund had a capital loss carryover of approximately $556,775,385 available to offset future net capital gain, if any which will expire on:

LOSS CARRYOVER             EXPIRATION
-------------------------------------
  $ 20,860,516        August 31, 1996
    53,128,974        August 31, 1997
    23,057,542        August 31, 1998
   296,761,877        August 31, 1999
   110,228,549        August 31, 2000
    52,737,927        August 31, 2003
-------------------------------------
  $556,775,385
-------------------------------------

H DISTRIBUTIONS TO SHAREHOLDERS Distributions to shareholders will be recorded by the fund on the ex-dividend date. The amount and character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryover) under income tax regulations. These differences include treatment of post-October losses, interest on payment in-kind securities, amortization of bond premium and losses on wash sale transactions. For the year ended August 31, 1995, the fund reclassified $1,157,416 to decrease undistributed net investment income, $22,529,139 to increase accumulated net realized loss on invest ment transactions and $23,686,555 to increase paid-in capital. The calculation of net investment income per share in the financial highlights excludes these adjustments.

NOTE 2
MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund for the quarter. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of any amount over $1.5 billion, subject to reduction, under current law, in any year to the extent that expenses (exclusive of brokerage, interest and taxes) of the fund exceed 2.5% of the first $30 million of average net assets, 2.0% of the next $70 million and 1.5% of any amount over $100 million, and by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of the Manager on the fund's portfolio transactions.

The fund also reimburses the Manager for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Trustees of the fund receive an annual Trustee's fee of $4,920 and an additional fee for each Trustees' meeting attended. Trustees who are not interested persons of the Manager and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

During the year ended August 31, 1995, the fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees' fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the Plan.

Custodial functions for the fund are provided by Putnam Fiduciary Trust Company
(PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Investor servicing and custodian fees reported in the Statement of operations for the year ended August 31, 1995 have been reduced by credits allowed by PFTC.

The fund has adopted distribution plans with respect to its class A shares and class B shares (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Trustees have approved payment by the fund to Putnam Mutual Funds Corp. at an annual rate of 0.25%, 1.00% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the year ended August 31, 1995, Putnam Mutual Funds Corp., acting as underwriter, received net commissions of $784,286 from the sale of class A shares and $2,516 from the sale of class M shares. There were $1,667,147 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares purchased as part of an investment of $1 million or more. For the year ended August 31, 1995, Putnam Mutual Funds Corp., acting as underwriter received $34,583 on class A redemptions. There were no contingent deferred sales charges on class M redemptions.

NOTE 3
PURCHASES AND SALES OF SECURITIES

During the year ended August 31, 1995, purchases and sales of investment securities other than short-term investments aggregated $2,893,429,979 and $2,540,172,145, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

                                            NUMBER OF                  PREMIUMS
                                            CONTRACTS                  RECEIVED
-------------------------------------------------------------------------------
Options written                                18,500                 $ 135,859
Options closed                                (18,500)                 (135,859)
-------------------------------------------------------------------------------
WRITTEN OPTIONS OUTSTANDING AT END OF YEAR         --                 $      --
-------------------------------------------------------------------------------

NOTE 4
CAPITAL SHARES

At August 31, 1995 there was an unlimited number of shares of beneficial interest authorized, divided into three classes, class A, class B and class M capital shares. Transactions in capital shares were as follows:

                                           YEAR ENDED AUGUST 31
                                      1995                       1994
-------------------------------------------------------------------------------
CLASS A                       SHARES        AMOUNT       SHARES          AMOUNT
-------------------------------------------------------------------------------
Shares sold               53,235,731  $626,633,403   71,549,404    $922,107,257
Shares issued in
connection with
reinvestment of
distributions             12,624,583   148,394,989   11,702,459     150,364,549
-------------------------------------------------------------------------------
                          65,860,314   775,028,392   83,251,863   1,072,471,806
-------------------------------------------------------------------------------
Shares repurchased       (55,532,297) (655,422,219) (89,047,285) (1,152,902,095)
-------------------------------------------------------------------------------
NET INCREASE (DECREASE)   10,328,017  $119,606,173   (5,795,422)   $(80,430,289)
-------------------------------------------------------------------------------

                                          YEAR ENDED AUGUST 31
                                     1995                       1994
-------------------------------------------------------------------------------
CLASS B                       SHARES        AMOUNT       SHARES          AMOUNT
-------------------------------------------------------------------------------
Shares sold               31,579,432  $371,489,530   38,919,687    $513,222,306
Shares issued in
connection with
reinvestment of
distributions              2,480,921    29,114,551    2,339,679      19,411,308
-------------------------------------------------------------------------------
                          34,060,353   400,604,081   41,259,366     532,633,672
-------------------------------------------------------------------------------
Shares repurchased       (14,818,399) (174,450,151) (15,141,949)   (194,046,659)
-------------------------------------------------------------------------------
NET INCREASE              19,241,954  $226,153,930   26,117,417    $338,587,013
-------------------------------------------------------------------------------

                                                           JULY 3, 1995
                                                        (COMMENCEMENT OF
                                                    OPERATIONS) TO AUGUST 31
                                                              1995
-------------------------------------------------------------------------------
CLASS M                                             SHARES               AMOUNT
-------------------------------------------------------------------------------
Shares sold                                         80,086             $964,865
Shares issued in connection with
reinvestment of distributions                          323                3,885
-------------------------------------------------------------------------------
                                                    80,409              968,750
-------------------------------------------------------------------------------
Shares repurchased                                     (83)              (1,000)
-------------------------------------------------------------------------------
NET INCREASE                                        80,326             $967,750
-------------------------------------------------------------------------------

FEDERAL TAX INFORMATION

For the year ended August 31, 1995, 3.26% of the fund's distribution represents a return of capital and is therefore not taxable to shareholders. The return of capital was primarily caused by the decline in the overall level of interest rates during the fiscal year, which affected the fund's ability to earn its dividend. The dividend was reduced during the fiscal year to reflect the lower rates.

The fund has designated 1.76% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 1996 will show the tax status of all distributions paid to your account in calendar 1995.

FUND INFORMATION

INVESTMENT MANAGER                      OFFICERS
Putnam Investment                       George Putnam
Management, Inc.                        President
One Post Office Square
Boston, MA 02109                        Charles E. Porter
                                        Executive Vice President
MARKETING SERVICES
Putnam Mutual Funds Corp.               Patricia C. Flaherty
One Post Office Square                  Senior Vice President
Boston, MA 02109
                                        Lawrence J. Lasser
CUSTODIAN                               Vice President
Putnam Fiduciary Trust Company
                                        Gordon H. Silver
LEGAL COUNSEL                           Vice President
Ropes & Gray
                                        Gary N. Coburn
INDEPENDENT ACCOUNTANTS                 Vice President
Coopers & Lybrand L.L.P.
                                        Edward H. D'Alelio
TRUSTEES                                Vice President and Fund Manager
George Putnam, Chairman
                                        Jin W. Ho
William F. Pounds, Vice Chairman        Vice President and Fund Manager

Jameson Adkins Baxter                   F. Mark Turner
                                        Vice President
Hans H. Estin
                                        William N. Shiebler
John A. Hill                            Vice President

Elizabeth T. Kennan                     John R. Verani
                                        Vice President
Lawrence J. Lasser
                                        Paul M. O'Neil
Robert E. Patterson                     Vice President

Donald S. Perkins                       John D. Hughes
                                        Vice President and Treasurer
George Putnam, III
                                        Beverly Marcus
Eli Shapiro                             Clerk and Assistant Treasurer

A.J.C. Smith

W. Nicholas Thorndike


This report is for the information of shareholders of Putnam High Yield Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free 1-800-225-1581.

SHARES OF MUTUAL FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

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